T. Rowe Price QM U.S. Bond Index Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2025, as supplemented

The fund currently has the following investment policy:

Under normal conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are held in its benchmark index.

Effective January 1, 2026, this investment policy will be replaced with the following:

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. bonds and in securities that are represented in the fund’s benchmark index.

The date of this supplement is October 16, 2025.
F134-041 10/16/25